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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 13, 2005

TRANSMONTAIGNE PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-32505 (Commission File Number)	34-2037221 (I.R.S. Employer Identification Number)
1670 Broadway, Suite 3100, Denver, CO 80202 (Address of principal executive offices)

Registrant's telephone number, including area code: 303-626-8200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

        On September 13, 2005, we announced our consolidated financial results for the three months and year ended June 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

        The information in this Item 2.02, including Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
Exhibits.

Exhibit No.	Description of Exhibit
99.1	TransMontaigne Partners L.P. press release dated September 13, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSMONTAIGNE PARTNERS L.P.
	By:	TransMontaigne GP L.L.C., its general partner
Date: September 13, 2005	By:	/s/ RANDALL J. LARSON Randall J. Larson Executive Vice President, Chief Financial Officer and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	TransMontaigne Partners L.P. press release dated September 13, 2005.

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  Item 2.02 Results of Operations and Financial Condition.
  Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
Exhibit Index